Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into as of December 7, 2017, by and between Silicon Laboratories Inc., a corporation incorporated in the State of Delaware (“Parent”), and the undersigned shareholder (“Shareholder”) of Sigma Designs, Inc., a corporation incorporated in the State of California (the “Company”).

RECITALS

A.                                    Shareholder Owns certain securities of the Company.

B.                                    Parent; Seguin Merger Subsidiary, Inc., a corporation incorporated in the State of California (“Merger Sub”); and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the “Merger”).

C.                                    In the Merger, each outstanding share of common stock of the Company is to be converted into the right to receive the consideration set forth in the Merger Agreement.

D.                                    Shareholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION I
CERTAIN DEFINITIONS

For purposes of this Agreement:

(a)                                 “Company Common Stock” means the common stock, without par value, of the Company.

(b)                                 Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder (i) is the record owner of such security or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(c)                                  “Specified Period” means the period commencing on the date of this Agreement and ending on the Termination Date.

(d)                                 “Subject Securities” means (i) all securities of the Company (including all shares of Company Common Stock and all options, restricted stock units, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, restricted stock units, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the Specified Period; provided that any Subject Securities transferred as permitted by this Agreement shall from and after such transfer cease to be Subject Securities of Shareholder (but shall thereafter be “Subject Securities” under the similar Voting Agreement entered into by the transferee of such securities, provided that such Subject Securities were transferred during the Specified Period).

(e)                                  “Termination Date” means the earlier of (i) the date upon which the Merger Agreement is validly terminated in accordance with its terms, (ii) the Effective Time, (iii) the date of the termination of this Agreement by the mutual written consent of Parent and Shareholder, and (iv) the date of entry without the prior written consent of Shareholder into any material modification or amendment to the Merger Agreement, or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that reduces or changes the form of the consideration to be paid to Shareholder in connection with the Merger.

(f)                                   A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent (provided that the exercise by Shareholder of any Company Option held by Shareholder shall not be deemed a Transfer hereunder); or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent.

(g)                                  Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

SECTION II
TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1                               Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Specified Period, Shareholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

2.2                               Restriction on Transfer of Voting Rights. During the Specified Period, Shareholder shall not (a) deposit any Subject Securities into a voting trust or (b) grant a proxy or enter into a voting agreement or similar agreement (other than this Agreement) with respect to any of the Subject Securities.

2.3                               Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Shareholder (a) to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, (b) by will or operation of law or upon the death of Shareholder, (c) in connection with or for the purpose of personal tax planning or estate planning, (d) to Affiliates of Shareholder, or (e) for charitable purposes or as charitable gifts or donations; provided, however, that a Transfer referred to in this Section 2.3 shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement. In addition, notwithstanding anything in this Agreement to the contrary, Shareholder may make (A) with respect to Shareholder’s Company Options, Transfers of the underlying Subject Securities to the Company (or cancellations) in payment of the exercise price of Shareholder’s Company Options and (B) with respect to Shareholder’s Company Options or Company RSUs, Transfers or cancellations of the underlying Subject Securities to the Company in order to satisfy taxes applicable to the exercise of Shareholder’s Company Options or receipt of such Company RSUs.

SECTION III
VOTING OF SHARES; PROXY

3.1                               Voting Covenant. Shareholder hereby agrees that, during the Specified Period, at every meeting of the shareholders of the Company, however called, and at every adjournment or postponement thereof, and in any written action by consent of shareholders of the Company, unless otherwise directed in writing by Parent and to the extent not voted by the Person(s) appointed pursuant to Section 3.2 hereof, Shareholder shall vote all shares of Company Common Stock owned of record by Shareholder and, subject to Section 3.3, all other Subject Securities (to the fullest extent of Shareholder’s right to do so):

(a)                                 in favor of the approval and adoption of the Merger Agreement, the Merger, the Agreement of Merger and the Transactions, and

(b)                                 against the following actions (other than the Merger and the Transactions):

(i)                                     any Acquisition Proposal;

(ii)                                  any action, proposal, transaction or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; or

(iii)                               any action, proposal, transaction or agreement that would reasonably be expected to materially impede, interfere with, delay, postpone, discourage, adversely affect, inhibit or attempt to discourage the timely consummation of the Merger or the fulfillment of Parent’s or the Company’s or Merger Sub’s conditions under the Merger Agreement.

During the Specified Period, Shareholder shall not enter into any Contract or understanding with any Person to vote or give instructions in any manner inconsistent with clause (a) or clause (b) of the preceding sentence. Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall limit or restrict Shareholder from (i) acting in Shareholder’s capacity as a director, officer or employee of the Company or in Shareholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, to the extent applicable, it being understood that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as a shareholder of the Company; or (ii) voting (including by proxy or written consent) in Shareholder’s sole discretion on any matter other than the matters referred to in this Section 3.1.

3.2                               Irrevocable Proxy.

(a)                                 Concurrently with the execution and delivery of this Agreement, Shareholder shall deliver to Parent a duly executed proxy in the form attached to this Agreement as Exhibit A, which proxy is coupled with an interest sufficient to support an irrevocable proxy and which shall be irrevocable to the fullest extent permitted by law until the Termination Date with respect to each and every meeting of shareholders of the Company or action or approval by written resolution or consent of shareholders of the Company solely with respect to the matters contemplated in Section 3.1 (at all times prior to the Termination Date) with respect to the shares of Company Common Stock and other Subject Securities referred to therein (the “Proxy”); provided that the Proxy shall automatically terminate upon the termination of this Agreement.

(b)                                 Shareholder hereby revokes any and all prior proxies or powers of attorney given by Shareholder with respect to the voting of any shares of Company Common Stock or other Subject Securities inconsistent with the terms of Section 3.1 hereof and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of any shares of Company Common Stock or other Subject Securities inconsistent with the terms of Section 3.1 prior to the Termination Date.

3.3                               Conversion or Exercise. Nothing contained in this Agreement shall require Shareholder (or shall entitle any proxy of Shareholder) to (i) convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying Subject Securities or (ii) vote, or execute any consent with respect to, any Subject Securities underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.

SECTION IV
WAIVER OF DISSENTERS’ RIGHTS AND ACTIONS

Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, with respect to any shares of Company Common Stock or Subject Securities Owned by Shareholder, any rights of appraisal, any dissenters’ rights, any rights to demand payment of fair value for Subject Securities held by Shareholder under Chapter 13, and any similar rights relating to the Merger that Shareholder or any other Person who is the record owner of such shares of Company Common Stock or Subject Securities Owned by Shareholder may have by virtue of any shares of Company Common Stock or Subject Securities. Furthermore, Shareholder agrees not to exercise any rights of appraisal or dissenters’ rights that Shareholder may have (whether under applicable Law or otherwise) or could possibly have or acquire in connection with the Merger. Shareholder agrees that Shareholder will not in Shareholder’s capacity as a shareholder of the Company bring, commence, institute, maintain, prosecute or voluntary aid any Action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, that (i) challenges the validity or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by Shareholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the adoption and approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company’s Board of Directors or any member thereof.

SECTION V
NO SOLICITATION

During the Specified Period, Shareholder shall not knowingly, without limiting the last sentence of Section 3.1, directly or indirectly, take or authorize to be taken any action that the Company is prohibited from taking or authorizing to be taken pursuant to Section 5.6 of the Merger Agreement.

SECTION VI
REPRESENTATIONS AND WARRANTIES

6.1                               Shareholder hereby represents, warrants and covenants to Parent as follows as of the date hereof:

(a)                                 Authorization, etc. Shareholder has all requisite power, capacity and authority to execute and deliver this Agreement and the Proxy and, with respect to the Subject Securities not Transferred in accordance with Section 2.3 hereof, to grant the rights to Parent set forth herein and therein and to perform Shareholder’s obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(b)                                 No Conflicts or Consents.

(i)                                     The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not, (i) conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or violate any Law, order or Contract applicable to Shareholder or by which Shareholder or any of Shareholder’s assets or properties is or may be bound or affected, or (ii) result in the creation of any Lien (other than Liens created by this Agreement) or restriction on any of the shares of Company Common Stock or Subject Securities Owned by Shareholder, in each case except for any conflict, violation, breach, default or Lien that would not, individually or in the aggregate, adversely affect Shareholder’s ability to exercise his, her or its voting power under Section 3.1 or grant the Proxy pursuant to Section 3.2 or otherwise grant to Parent the rights granted hereby.

(ii)                                  The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not, require any approval or other consent of, or notice to, any Person other than pursuant to the applicable requirements, if any, under the Exchange Act and any other applicable U.S. state or federal securities laws, including any reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

(c)                                  Title to Securities. As of the date of this Agreement:

(i)                                     Shareholder holds of record (free and clear of any Liens (other than (i) Liens created by this Agreement or (ii) transfer restrictions provided under the Securities Act and the “blue sky” laws of the various states of the United States (the “Permitted Liens”)) that would adversely affect Shareholder’s ability to exercise Shareholder’s voting power under Section 3.1, grant the Proxy pursuant to Section 3.2 or otherwise grant to Parent the rights granted hereby and thereby and comply with all of the terms hereof and thereof) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof;

(ii)                                  Shareholder holds the Company Options, Company RSUs, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof;

(iii)                               Shareholder owns beneficially and not of record (free and clear of any Liens (other than Permitted Liens) that would adversely affect Shareholder’s ability to exercise Shareholder’s voting power under Section 3.1, grant the Proxy pursuant to Section 3.2 or otherwise grant to Parent the rights granted hereby and thereby and comply with all of the terms hereof and thereof) the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and

(iv)                              Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company or any of its Subsidiaries, or any Company Options, Company RSUs, restricted shares, warrants or other rights to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company or any of its Subsidiaries, other than the shares and Company Options, Company RSUs, warrants and other rights set forth on the signature page hereof.

Shareholder’s principal residence or place of business is set forth on the signature page hereto. If Shareholder is a married individual, Shareholder shall, concurrently with the execution and delivery of this Agreement, cause Shareholder’s spouse to execute and deliver to Parent a consent of spouse in the form attached hereto as Exhibit B.

(d)                                 Due Incorporation. If Shareholder is a corporation, limited partnership or limited liability company, Shareholder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or constituted.

6.2                               Parent hereby represents and warrants, as of the date hereof and as of the Effective Time, to Shareholder as follows:

(a)                                 Organization; Authorization.  Parent (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has all requisite corporate power and authority necessary to own or lease and operate all of its properties and assets and to carry on its business as it is now being conducted.  This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent and, assuming the due authorization, execution and delivery hereof by the Shareholders, is enforceable against Parent in accordance with their respective terms, subject in each case to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(b)                                 No Conflict.

(i)                                     Neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificates of incorporation, bylaws or other organizational documents of Parent or Merger Sub, (B) assuming that each of the filings referred to in Section 6.2(b)(ii) are made and any applicable waiting periods referred to therein have expired, violate any law or judgment applicable to Parent or any of its Subsidiaries, or (C) require any consent or other action by any Person under, result in any violation or breach of, result in the loss of a benefit under, conflict with any provision of, or constitute a default (with our without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, acceleration or cancellation of, any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries is a party, other than in the case of clauses (B) and (C) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such the ability of Parent to perform its obligations under this Agreement.

(ii)                                  Except for compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities laws, Nasdaq rules, state takeover laws, foreign antitrust laws, the pre-merger notification requirements of the HSR Act, filings and recordation of appropriate merger documents as required by California law, any other applicable law or regulation, or any other actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the agregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby.

SECTION VII
TERMINATION

This Agreement shall terminate automatically without any notice or other action by any party upon the Termination Date. Upon termination of this Agreement, no party hereto shall have any further obligations or liabilities under this Agreement and the Proxy shall be automatically revoked, terminated and of no further force and effect; provided, however, that the provisions of Section VIII shall survive any termination of this Agreement.

SECTION VIII
MISCELLANEOUS

8.1                               Further Assurances. During the Specified Period, Parent and Shareholder shall execute and deliver such additional transfers, assignments, endorsements, proxies, consents and other instruments as the other party may reasonably request to carry out the terms of this Agreement.

8.2                               Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

8.3                               Notices. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when received at the address or facsimile telephone number set forth beneath the name of such party below (or at such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

if to Shareholder:

at the address set forth on the signature page hereof; and

if to Parent, to:

Silicon Laboratories Inc.

400 West Cesar Chavez

Austin, Texas 78701

Attention: General Counsel

Fax: 512.428.1666

e-mail: legal@silabs.com

with a copy to (which shall not constitute notice):

DLA Piper LLP (US)
401 Congress Avenue, Suite 2500
Austin, Texas 78701
Attention: Philip Russell, P.C.
Fax: 512.457.7001
email: Philip.Russell@dlapiper.com

8.4                               Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

8.5                               Entire Agreement. This Agreement, the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto and are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

8.6                               Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by either party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Shareholder and Shareholder’s heirs, estate, executors, successors and permitted assigns and shall inure to the benefit of Parent and its successors and permitted assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Agreement is intended to confer on any Person (other than the parties hereto and their respective successors and permitted assigns) any rights or remedies of any nature.

8.7                               Independence of Obligations. The covenants and obligations of Shareholder set forth in this Agreement shall be construed as independent of any other Contract or arrangement between Shareholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Shareholder against the Company or Parent shall not constitute a defense to the enforcement of any of covenants or obligations of Shareholder under this Agreement. Nothing in this Agreement shall be construed as limiting any of the rights or remedies of any party under the Merger Agreement or any of the rights or remedies of the Company or Parent or any of the obligations of Shareholder under any Contract between Shareholder and Parent or any certificate or instrument executed by Shareholder in favor of Parent; and nothing in the Merger Agreement or in any other such Contract, certificate or instrument shall limit any of Shareholder’s obligations, or any of the rights or remedies of Parent, under this Agreement.

8.8                               Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by the other party of any covenant or obligation contained in this Agreement, such party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order from a court of competent jurisdiction of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or overtly threatened breach. Each party further agrees that neither the other party nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.8, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

8.9                               No Agreement Until Executed.  This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by Parent and Shareholder.

8.10                        Non-Exclusivity. The rights and remedies of Parent and Shareholder under this Agreement are not exclusive of or limited by any other rights or remedies that it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

8.11                        Governing Law; Jurisdiction.

(a)                                 This Agreement and all disputes, controversies, cross-claims, third-party claims or other Proceedings of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, arising out of or in connection with or relating to any matter which is the subject of this Agreement or any of the transactions contemplated by this Agreement will be governed by, and construed in accordance with, the Laws of the State of California, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of California or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of California.

(b)                                 Each of the parties hereto (i) consents to submit itself to the exclusive personal jurisdiction and exclusive venue of any United States federal court or California state court located in Santa Clara County, California, with respect to any dispute arising out of, relating to or in connection with this Agreement or any of the transactions contemplated by this Agreement; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any of the transactions contemplated by this Agreement in a United States federal or state court sitting in Santa Clara County, California, as described above. Nothing in this Section 8.11(b) shall prevent any party from bringing an action or proceeding in any jurisdiction to enforce any judgment entered by any United States federal court or California state court located in Santa Clara County, California, as applicable. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth on the signature page hereof shall be effective service of process for any suit or proceeding in connection with this Agreement or any of the transactions contemplated hereby.

8.12                        Counterparts; Electronic Transmission. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

8.13                        Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.14                        Waiver. No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party hereto shall be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.15                        Construction.

(a)                                 For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)                                 The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)                                  As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)                                 Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

8.16                        No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in any of Parent, Merger Sub, the Company or any of their respective Affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to Shareholder, and none of Parent, Merger Sub, the Company or any of their respective Affiliates shall have any authority to exercise any power or authority to direct Shareholder in the voting of any of the Subject Securities except as expressly provided in this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Parent and Shareholder have caused this Agreement to be executed as of the date first written above.

PARENT:

SILICON LABORATORIES INC.

By:
Name:
Title:

SHAREHOLDER:

Signature

Printed Name

Address:

Email:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Signature Page to Voting Agreement

EXHIBIT A

FORM OF IRREVOCABLE PROXY

The undersigned shareholder (the “Shareholder”) of Sigma Designs, Inc., a corporation incorporated in the State of California (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Silicon Laboratories Inc., a corporation incorporated in the State of Delaware (“Parent”), or any nominee thereof, the sole and exclusive attorney and proxy of the Shareholder, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent of the Shareholder’s rights to do so) solely with respect to the matters expressly set forth in this proxy and with respect to (i) the outstanding shares of capital stock of the Company owned of record by the Shareholder as of the record date of any meeting of the shareholders of the Company at which such shares will be voted and (ii) any and all other shares of capital stock of the Company that the Shareholder may acquire of record on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the “Shares.”) Upon the execution hereof, all prior proxies given by the Shareholder with respect to the voting of any Shares inconsistent with the terms of this proxy and Section 3.1 of the Voting Agreement (as defined below) are hereby revoked, and the Shareholder agrees to give no subsequent proxies with respect to the voting of any Shares inconsistent with the terms of this proxy and Section 3.1 of the Voting Agreement until after the Termination Date.

This proxy is irrevocable; is coupled with an interest; and is granted in connection with, and as security for Shareholder’s performance under, the Voting Agreement, dated as of the date hereof, between Parent and the Shareholder (the “Voting Agreement”), and is granted in consideration of Parent’s entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent; Seguin Merger Subsidiary, Inc., a corporation incorporated in the State of California and a wholly owned subsidiary of Parent (“Merger Sub”); and the Company (as it may be amended from time to time, the “Merger Agreement”). This proxy will automatically terminate without any notice or other action by any party on the Termination Date (as defined in the Voting Agreement). Capitalized terms used in this Proxy and not defined in this Proxy have the meanings set forth in the Voting Agreement.

Each of the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Termination Date at any meeting of the shareholders of the Company, however called, and in connection with any written action by consent of shareholders of the Company:

(a)                                 in favor of the approval and adoption of the Merger Agreement, the Merger, the Agreement of Merger and the Transactions; and

(b)                                 against the following actions (other than the Merger and the Transactions):

(i)                                     any Acquisition Proposal;

(ii)                                  any action, proposal, transaction or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; or

(iii)                               any action, proposal, transaction or agreement that would reasonably be expected to materially impede, interfere with, delay, postpone, discourage, adversely affect, inhibit or attempt to discourage the timely consummation of the Merger or the fulfillment of Parent’s or the Company’s or Merger Sub’s conditions under the Merger Agreement.

The Shareholder may vote the Shares on all other matters not referred to in this proxy, and Parent or any of the attorneys and proxies named above shall not exercise this proxy for any purpose other than the purposes expressly set forth in this proxy.

All authority herein conferred shall survive the death or incapacity of the Shareholder and this proxy shall be binding upon the heirs, estate, executors, successors and assigns of the Shareholder (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this proxy or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this proxy is invalid or unenforceable, the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be valid and enforceable as so modified.

Dated: December    , 2017

SHAREHOLDER:

Signature

Printed Name

Number of shares of common stock of the Company owned of record as of the date of this proxy:

Signature Page to Irrevocable Proxy

EXHIBIT B

FORM OF CONSENT OF SPOUSE

The undersigned, being the spouse of [   ] (“Shareholder”), who has become a signatory to the Voting Agreement (the “Agreement”) dated as of December 7, 2017, by and between Silicon Laboratories Inc., a corporation incorporated in the State of Delaware (“Parent”), and Shareholder, hereby acknowledges that the undersigned has read the Agreement and knows its contents; that the undersigned is aware that by the provisions of the Agreement, Shareholder’s spouse agrees to certain voting, transfer and other restrictions in regard to such spouse’s direct and indirect interests in Sigma Designs, Inc., a corporation incorporated in the State of California (the “Company”), either in such spouse’s individual capacity or as trustee of a trust that holds such interests, including the community property interest thereof of the undersigned; that the undersigned hereby consents to and approves of the provisions of the Agreement and, to the extent of such community property interest, agrees to abide by the provisions of the Agreement.

To the extent the undersigned shall succeed to any or all of the interest of the undersigned’s spouse in the direct and indirect interests in the Company or the consideration to be received by the undersigned’s spouse in respect of the direct and indirect interests in the Company, whether by voluntary transfer or transfer by operation of law, pursuant to a property settlement agreement, pursuant to a dissolution of marriage proceeding, by decree or order of court, or in any other manner, such interest shall be subject to all terms of the Agreement.

This Consent of Spouse shall be binding on the undersigned and on the undersigned’s successors, assigns, representatives, heirs and legatees.

This Consent of Spouse is not intended to alter and shall not alter the community property, separate property or quasi—community-property status of any property of the undersigned or the spouse of the undersigned.

The undersigned understands and agrees that (i) the undersigned has carefully read and fully understands all of the terms of this Consent of Spouse; and (ii) the undersigned is under no disability or impairment that affects the undersigned’s decision to sign this Consent of Spouse and knowingly and voluntarily intends to be legally bound by this Consent of Spouse.

Signature

Print Name

Name of Spouse

Signature Page to Consent of Spouse